                                                              EXHIBIT 10.22


                         SECURITY AND PLEDGE AGREEMENT

        THIS SECURITY AGREEMENT is made and entered into this 3rd day of December, 1991, and between Transcrypt Acquisition Corporation, a Nebraska corporation for itself ("TAC") and as General Partner of Transcrypt Acquisition, Ltd., a Nebraska Limited Partnership ("TAC, Ltd.") ("Debtor"), and Transcrypt International, Inc., a Nebraska corporation ("Corporation"), John Kuijvenhoven and Yvonne Kuijvenhoven, individuals ("Principals"). The Corporation and Principals are referred to collectively as "Secured Party."

        WITNESSETH:

        WHEREAS, Debtor is the owner of that real property in Lincoln, Lancaster County, Nebraska, more particularly described on Exhibit "A", attached hereto and incorporated herein by this reference ("Property"); and

        WHEREAS, Debtor and Principals entered into a Real Estate Exchange Agreement dated December 3rd, 1991 and Debtor and Principals have executed and delivered Noncompete Agreements of even date herewith (all such agreements incorporated by reference herein and referred to herein as "Agreements"); and

        WHEREAS, Debtor has executed and delivered to Secured Party the Promissory Note ("Note") of even date herewith for the principal sum of Seven Hundred Thousand Dollars ($700,000.00), secured by a Deed of Trust, Assignment of Rents and Security Agreement of even date herewith ("Deed of Trust") which Debtor has executed and delivered to Secured Party covering all right, title, and interest of Debtor in and to the Property and the improvements now or hereafter erected thereon, together with all easements, rights and appurtenants thereto, the terms and conditions of the Note and Deed of Trust are incorporated herein by this reference; and

        WHEREAS, Secured Party has required, as additional security for repayment of the Note and the full and timely performance of all of Debtor's obligations under the Agreements, a lien upon all primary collateral ("Primary Collateral") as hereinafter defined, now owned or hereafter acquired by Debtor, subject to no prior lien or encumbrance and a second lien upon all other collateral ("Other Collateral") as hereinafter defined, now owned or hereafter acquired by Debtor (Primary and Other Collateral referred to collectively as "Collateral"), and Debtor desires to grant to Secured Party such liens upon the Primary and Other Collateral as additional security for the Note and Debtor's obligations under the Agreement; and

        WHEREAS, Debtor purchased the Property and the Collateral from Secured Party so the security interest created hereunder is a purchase money security interest.

        NOW, THEREFORE, in consideration of the Agreements and the Note and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor, for itself, its successors and assigns, has bargained and sold, and by these presents does grant, bargain, sell and convey unto Secured Party a security interest in the Primary and Other Collateral and the proceeds thereof described in Exhibit "B", attached hereto and incorporated herein by this reference.

        This Security Agreement is made for the purpose of securing:

                1.  The payment of the indebtedness evidenced by the Note;

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                2.      The payment of all other sums and interests thereon
        becoming due and payable to Secured Party under the provisions hereof or under the provisions of the Note, Deed of Trust and the Agreements;

                3. The performance and discharge of each and every obligation, covenant and agreement of the Debtor herein, in said Note, Deed of Trust, Agreements, and in any other security agreement executed by the Debtor evidencing or securing the Note, or any agreement incorporated by reference in any of them;

                4. The repayment of all sums or amounts that are advanced or extended by Secured Party, its successors and assigns, for the maintenance or preservation of the Collateral, or any part thereof;

                5. The payment of all amounts due under all extensions or renewals, and successive extensions or renewals, of the Note or the indebtedness represented thereby or under the Agreements, or of any other or further indebtedness at any time owing by Debtor to Secured Party, however the same may be advanced, and in whatever form it may be, whether represented by notes, drafts, open accounts or otherwise, and all interest thereon, for payment of which this Agreement shall stand as continuing security until full and complete payment shall have been made.

        Debtor declares and warrants to Secured Party that TAC is a duly organized and validly existing corporation under the laws of the State of Nebraska, TAC, Ltd. is a duly organized and validly existing partnership under the laws of the State of Nebraska, and that the execution, delivery and performance hereof are within Debtor's corporate, partnership or individual powers, have been duly authorized, are not on contravention of law or the terms of Debtor's articles, bylaws, or other indenture papers or of any indenture, agreement or undertaking to which Debtor is a party, or by which it is bound. Further Debtor declares and warrants that it is the absolute owner and in possession of all the Collateral, and that said Primary Collateral is free and clear of all prior liens, encumbrances, security interests, and adverse claims, and Debtor shall and will warrant and defend the title to said Primary Collateral against the claims of all persons whomsoever. Without the written consent of Secured Party, Debtor will not permit any other lien, encumbrance, security interest or adverse claim to attach to the Collateral, except as may be attached to the Other Collateral on the date hereof. Debtor warrants and represents that the Collateral will be used primarily for business purposes. Debtor further warrants that no financing statement covering the Primary Collateral is on file in any public office, and, at the request of Secured Party, Debtor will join Secured Party in executing one or more financing statements pursuant to the Nebraska Uniform Commercial Code, in form satisfactory to Secured Party, and Debtor will pay the cost of filing in all public offices wherever filing is deemed necessary be Secured Party. Debtor will not permit any tangible Collateral to be located in any state (and, if county filing is required, in any county) in which a financing statement covering such Collateral is required to be, but has not in fact been, filed in order to perfect the Security Interest.

        Concurrently with the execution hereof, or at such times as Secured Party shall require, Debtor agrees to deliver to Secured Party or a designated Escrow Agent any of the Primary Collateral identified by Secured Party which must be possessed by the Secured Party in order to perfect the security interest granted hereby. Additionally, Debtor agrees to execute and file with the appropriate state or federal agencies any and all further instruments, documents, collateral assignments and agreements reasonably requested by Secured Party and necessary to perfect Secured Party's interest granted hereby.

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        Debtor promises and agrees: To pay the principal sum of the Note and to pay and perform the obligations under any of the Agreements, together with the interest thereon, at the time and in the manner therein provided, and to pay when due all sums secured hereby and to perform each and every covenant, condition and provision contained in this agreement or in the Note and in the Agreements each of which or incorporated herein by reference; to properly care for and keep the Collateral in good condition, order and repair and insure against loss and damage by fire and such other casualties as may be designated by Secured Party, by insurers and in amounts approved by Secured Party, and will assign the policies and certificates thereof to Secured Party, and, in default thereof, it shall be lawful for Secured Party to effect such insurance and the premiums paid for effecting the same, and all amounts incurred or expended by Secured Party in that regard shall be a lien upon the Collateral and added to the amount of the obligation secured by these presents, and payable upon demand, with interest at the rate provided for in the Note;
(Debtor hereby assigns to Secured Party all proceeds of any insurance not exceeding the unpaid balance hereunder and directs any insurer to pay all proceeds directly to Secured Party and authorizes Secured Party to endorse any draft of the proceeds); to pay all taxes, liens or assessments of whatever kind or description that may be levied against the Collateral, or any part thereof, before the same shall by law become delinquent; to comply with and use said property in strict conformity with all laws, ordinances, regulations and statutes applicable thereto.

        Unless and until all amounts due and owing Secured Parties under the Note, Deed of Trust and Agreements, including any other agreements incorporated by reference in any of them are paid in full and this Security and Pledge Agreement is terminated and, except as to action which the Principals shall otherwise consent to, in advance and in writing, Debtor agrees that it will do all of the following:

                1. maintain the corporate existence of TAC and partnership existence of TAC, Ltd. as separate operating entities and not dissolve or merge TAC and/or TAC, Ltd. with or into any other entity such that TAC and/or TAC, Ltd. cease separate legal existence;

                2. not sell or assign, transfer, hypothecate, pledge or otherwise cancel, novate or encumber any tangible or intangible assets, including but not limited to the Primary Collateral and Other Collateral, whether real or personal, of TAC or TAC, Ltd. during the term hereof, except only such assets (a) which are replaced with other assets of comparable value and used for comparable purposes; (b) which have ceased to be used for Debtor's business and are sold for consideration not significantly less than fair market value, if any; (c) which are sold in the ordinary course of business for consideration not significantly less than their fair market value; (d) which have become obsolete or are inoperative or require repairs which, in Debtor's judgment, will not be cost effective; or (e) which are hypothecated, pledged or encumbered for purchase money debt incurred in the purchase of new or additional assets or facilities and during the term hereof to, in addition, specifically maintain and preserve the rights to technology and royalties established under the Agreements between John Kuijvenhoven and Corporation dated October 31, 1984, which Agreements are being purchased by Debtor in a form in which the same can be validly reassigned to and exercised in full by Principals, as their interest may appear in the event of default hereunder;

                3. perform all of its material contracts and commitments substantially in accord with their terms and to pay all material obligations, for the payment of money, within 60 days after the date they are due unless such performance or the


                                      -3-

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        obligation to pay any such amount is disputed in good faith; and to promptly pay and discharge all taxes and liens before the same become delinquent unless the obligation to pay any such amount is disputed in good faith, and to pay or satisfy all judgments promptly when the same become final and not permit the same to proceed to execution;

                4. pay and discharge all taxes, liens or assessments of whatever kind or description and governmental charges or levies imposed upon Debtor with respect to the Collateral prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any of the Collateral; provided, however, that Debtor shall not be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings so long as adequate reserves have been established therefor;

                5. provide copies of all financial statements and reports which Debtor provides to any bank or financial institution in connection with any loan agreement governing any financing arrangements for TAC or TAC, Ltd. existing on or after the date hereof, including monthly financial statements and sales forecasts.

        Except for removal and storage of software and intangibles for backup at locations disclosed to Secured Party, and retention in escrow as may be required to perfect Secured Party's security interest therein, Debtor shall not have the right, power or authority to and will not sell or otherwise dispose of or remove from the location described above any of the Collateral without the prior written consent of Secured Party; any such removal, without such consent, to be construed as a breach hereof, the same as if a default were made in the payment of any amount secured hereunder, and the entire amount then unpaid shall immediately become due and payable. Notwithstanding any provision herein to the contrary, so long as no Event of Default has occurred and there has not been a revocation by Secured party of Debtor's right to do so, Debtor may sell any inventory constituting Collateral to buyers in the ordinary course of business. If Debtor fails to make any payment or perform any act which it is obligated to perform under the provisions of this Agreement, Secured Party, without demand or notice to Debtor or any successor in interest of Debtor, may make such payment or perform such acts and incur any liability or expend whatever amounts as it may, in its absolute discretion, deem necessary therefor, and all sums incurred or expended by Secured Party, or its successors, under the terms of this Agreement, shall immediately become due and payable by Debtor to Secured Party, or its successor in interest, when so incurred or expended and shall bear interest at the rate provided for in the Note and shall be secured hereby.

        The parties recognize that portions of the Collateral may become inadequate, obsolete, worn out, unsuitable or unnecessary in the operation of the business operated upon the Property. Debtor shall promptly renew, repair or replace any inadequate, obsolete, worn out or unsuitable property in which this security interest is given (subject to the preceding paragraph).

        Upon the happening of any of the following events or conditions ("Events of Default"):

                1. Subject to grace periods set forth in the Note, Deed of Trust or the Agreements, if inconsistent herewith, default in the payment or performance of any of the obligations, or of any covenant or liability contained in or referred to in the Note, Deed of Trust or the Agreements or any other agreement incorporated by reference in any of them secured hereunder or any loan agreement or note with a bank or financial institution existing on or after the date hereof;

            2. Dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of Debtor, assignment of any of the Debtor's assets for the benefit of creditors by, the commencement of any proceedings under any bankruptcy or insolvency law by or against Debtor; or

            3. The transfer or assignment of all or substantially all of Debtor's assets, or in the event that Debtor shall effect, whether by merger, consolidation, sale by public or private offering or otherwise, a change in control which has the effect of transferring 30% or more of the voting common stock and/or partnership interests of Debtor or its or their successors to persons, firms or entities who were not holders of such securities immediately prior to the date on which such merger, consolidation, sale or other action was effective;

            4. A representation or warranty made by Debtor in this Agreement is materially false or shall become false;

            5. A breach by Debtor in the observance or performance of any of the affirmative covenants as set forth herein, other than nonpayment under the Note or Agreements, which is not remedied within thirty (30) days following receipt of written notice thereof from Secured Party to Debtor, provided that Secured Party may allow such time period, or no period at all, as the Secured Party may reasonably determine to be appropriate, in the case of repeated defaults or in the event Debtor is in default in more than one or its obligations hereunder simultaneously or in the event such breach occurs under facts and circumstances where the magnitude of the harm threatened is very great and is reasonably likely to occur if the 30-day cure period is allowed;

            6. Events occur or conditions exist which cause the National Bank of Commerce or other commercial lender as note holder of a promissory notice of Debtor to declare a default and to initiate action to secure or otherwise proceed against the collateral pledged thereunder.

            6.  Any other default under the terms hereunder;

and the Debtor's failure to cure such Events of Default within five business
(5) days after delivery to Debtor of a written notice from the Secured Party, Secured Party, its successors or assigns, may exercise any one or more of the following rights, or any combination of any of the following rights:

            1. Without notice or demand and without the necessity of having a receiver appointed and without regard to the adequacy or inadequacy of any security for the indebtedness or the solvency or insolvency of the Debtor, or any guarantor, at any time may take possession of the Collateral and repair, care for, lease, manage, use or operate the Collateral and perform any act necessary to collect the rents, issues, income and profits thereof and apply the proceeds in the manner specified herein upon sale of the Collateral.

            2. Declare all sums secured hereby immediately due and payable and may exercise any or all of the rights and remedies available to a secured party under the Uniform Commercial Code as provided in the statutes of the State of Nebraska, and it may, at its option, enter upon the premises where said Collateral may be and take such measures as to Secured Party may be deemed necessary or proper for the care

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        or protection thereof and remove and/or dispose of said Collateral at either public or private sale (the Debtor hereby expressly waiving demand). Secured Party, its successors or assigns, may become the purchaser and, from the proceeds of said sale, retain all costs and charges (including attorneys' fees) incurred in the taking or sale of said Collateral and in the care and protection thereof, and may apply the balance toward the payment of all sums due Secured Party and secured hereby and shall dispose of the surplus remaining as provided by law. Any requirement of reasonable notice of and disposition of the Collateral shall be satisfied if such notice is mailed by regular mail to the address of Debtor shown in this Agreement at least five days prior to the time of such public or private sale;

                3. Be entitled as a matter of right, in addition to the foregoing, to the appointment of a receiver by a court of competent jurisdiction to assist it in performing and doing any acts hereinabove set forth. All expenses of such receiver (including reasonable attorneys' fees) shall likewise become immediately due and payable by Debtor to Secured Party, or its successors in interest, shall bear interest at the rate provided by the Note and shall be secured hereby.

        The taking of possession of the Collateral and the receipt of any income provided for herein shall not cure or waive any default, or notice of default, or invalidate any act done pursuant to such notice.

        Failure on the part of Secured Party to demand the entire payment after the happening of any default shall not be deemed a waiver by Secured Party of its rights to make immediate demand for the entire amount remaining unpaid, or to exercise any right or remedy, or combination thereof, as provided in this Agreement; and any payments made subsequent to a default, or the acceptance of partial payment, shall not be deemed a waiver of such rights. The lien of this Agreement shall continue until payment in full of the amounts secured by this Agreement have been completed.

        This Agreement shall be construed to be a lien against (1) any like or similar property hereinafter acquired by Debtor, either as additions to or in the place of the Collateral subject to this Agreement, and whether the additions or substitutions be made with or without the knowledge or consent of Secured Party, and (2) the proceeds of such after acquired property.

        All remedies allowed Secured Party under the laws of the State of Nebraska and under the terms of this Agreement are, and shall be, concurrent and cumulative and may be exercised and enforced as hereinabove and as by law provided, without reference to the time or manner of foreclosure or enforcement of any other security for said indebtedness or obligations, whether held by deed of trust, mortgage, pledge, security agreement or otherwise.

        In this Agreement, whenever the context so requires, the masculine gender includes the feminine and/or neuter and the singular number includes the plural, and the term "Secured Party" shall include any future holder, including pledgee, of the Note secured hereby.

        The provisions hereof shall bind, and the benefits and advantages shall inure to the respective successors and assigns of the parties hereto.

        Secured Party may, at any time or from time to time, without liability therefor and without notice, upon request of Debtor and without affecting the personal liability of any person for the payment of the indebtedness secured hereby, release any part of the

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
collateral or join in any extension agreement or subordination agreement in connection herewith. Secured Party shall have the right to inspect the collateral at any time.

        Neither this Agreement nor any provisions hereof may be amended, modified, waived, discharged or terminated orally, nor may any of the Collateral be released or the pledge of the security interest created hereby extended, except by an instrument in writing duly signed by or on behalf of the Debtor and Secured Party.

        If any term or provision of this Agreement or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Agreement for the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

        This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nebraska.

        IN WITNESS WHEREOF, Secured Party and Debtor have caused these presents to be executed the day and year first above written.

DEBTOR:                                 SECURED PARTY:

TRANSCRYPT ACQUISITION CORPORATION      TRANSCRYPT INTERNATIONAL, INC.


By: /s/ John T. Conner                  By: /s/ John Kuijvenhoven
    ------------------------------          -----------------------------

Title: Chairman                         Title: President
       ---------------------------             --------------------------


TRANSCRYPT ACQUISITION CORPORATION,     /s/ John Kuijvenhoven
as General Partner of                   ---------------------------------
TRANSCRYPT ACQUISITION, LTD.


By: /s/ John T. Conner                  /s/ Yvonne Kuijvenhoven
    ------------------------------      ---------------------------------
                                        Yvonne Kuijvenhoven
Title: Chairman
       ---------------------------

                                  EXHIBIT "A"

                               Legal Description

        Lots One (1), Two (2), Three (3), and Four (4), Block Three (3), and Lots Four (4), Five (5), and Six (6), Block Four (4), W.J. Marshall's Subdivision, Lincoln Lancaster County, Nebraska.

        North 20th Street from the North line of Clinton Street to the Southeast railroad right of way of the OL & B, Lincoln, Lancaster County, Nebraska.

        All that portion of Clinton Street vacated by Ordinance No. 14647 adjacent to Lot One (1), Block Three (3), and Lot Six (6), Block Four (4), W.J. Marshall's Subdivision, except that portion described as follows:

        BEGINNING at the intersection with a south line of vacated Clinton Street and the east line of 20th Street; thence east along the south line of vacated Clinton Street, a distance of 28.20 feet to the intersection with a circular curve; thence northwesterly along the arc of said circular curve bearing to the left, whose initial tangent deflects 114 degrees 43 minutes 04 seconds left, whose central angle is 37 degrees 59 minutes 17 seconds, whose radius is 66.0 feet, a distance of 43.76 feet to the intersection with the north-south extension of the east line of 20th Street; thence south along the north-south extension of the east line of 20th Street, a distance of 31.98 feet to the POINT OF BEGINNING.

        Parts of Lots 7, 8 and 9, Block 2, W.J. Marshall's Subdivision and the North One-Half (1/2) vacated Clinton Street, contiguous with south line said lots, all in the Southwest Quarter (1/4), Section 13, Township 10 North, Range 6 East of the 6th Principal Meridian, Lincoln, Lancaster County, Nebraska, described as follows:

        Beginning at the southwest corner said Lot 7; thence southerly along west lot line extended southerly a distance of 20.0 feet to the center line vacated Clinton Street; thence south 89 degrees 00 minutes 00 seconds east along centerline said street a distance of 110.47 feet to the arc of a curve; said curve having a radius of 66.0 feet and a central angle of 38 degrees 43 minutes 51 seconds; thence northeasterly along arc said curve a distance of
44.61 feet to a point 0.50 feet south of southeast corner said Lot 9; thence north 00 decrees 00 minutes 00 seconds east along east line said Lot 9 extended south and east line said Lot 9, a distance of 135.50 feet to the northeast corner said Lot 9; thence westerly along north line said Lot 9 a distance of
14.70 feet to the southeasterly right of way line of the Chicago Rock Island and Pacific Railroad; thence southwesterly along said right of way a distance of 165.52 feet to a point on the west line said Lot 7; thence southerly along said west lot line a distance of 37.26 feet to Point of Beginning. Containing 16,141 square feet more or less by computation.

                                  EXHIBIT "B"

Primary Collateral

        All Technology Royalties/Rights as described as:

                "All technology rights and retained royalty interests owned by John Kuijvenhoven and transferred to Debtor, including but not limited to, all know-how, trade secrets, copyrights, uncopyrighted works, unpatented inventions and all proprietary information rights and applications in whatever form existent which derive therefrom, which are connected therewith, which are now owned or hereinafter acquired or developed by Debtor, and specifically including all right, title, and interest of John Kuijvenhoven in and to the Royalty Agreement and the separate Technology Agreement made and entered into on the 31st day of October, 1984."

Other Collateral

        Grant of Security Interest and Description of Collateral. "Debtor, whether one or more, for consideration, grants to Secured Party, a security interest in the following property, whether now owned or hereafter acquired by Debtor, and any and all additions, accessions, substitutions or replacements thereto or therefor and in all products and proceeds thereof ("Collateral"):

                "Equipment. All equipment, including but not limited to, tractors, trailers, non-titled vehicles, machinery, computer, copying and telephone equipment, furniture, supplies, implements and tools whether or not attached to the property described on Exhibit "A" attached hereto and incorporated herein, but excluding other fixtures and leasehold improvements including, without limitation, all built-in furniture and installations, shelving, partitions, doorstops, vaults, elevators, dumbwaiters, window shades and coverings, venetian blinds, light fixtures, fire hoses and brackets and boxes for the same, fire sprinklers, alarm systems, drapery rods and brackets, screens, linoleum, carpets, plumbing, heating units, stoves, ovens, water heaters and incinerators placed upon or used in any way in connection with the use, enjoyment and occupancy of or operations conducted upon or within the real estate and improvements located thereon described in Exhibit "A".

                Inventory. All of Debtor's inventory including all goods, merchandise, raw materials, goods in process, finished goods and all other tangible personal property now owned or hereafter acquired and held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in Debtor's business and in contract rights with respect thereto and proceeds of both (all hereinafter called the "Inventory").

                Accounts, Instruments, Documents and Chattel Paper. All accounts, notes, drafts, chattel paper, instruments, documents, including documents of title, acceptances and other forms of obligations and receivables now or hereafter received by or belonging to Debtor of whatever nature and the proceeds thereof (including those for goods or merchandise sold or services rendered by it, all guaranties and securities therefor, all right, title and interest of Debtor in the merchandise which gave rise thereto including the right of stoppage in transit, and all rights of Debtor earned or yet to be earned under contracts to sell goods or render services).